                  TWENTY-SECOND AMENDMENT TO CREDIT AGREEMENT

                  THIS TWENTY-SECOND AMENDMENT TO CREDIT AGREEMENT (this
"Amendment"), dated as of October 16, 2001 is by and between KAISER ALUMINUM
& CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER
ALUMINUM CORPORATION, a Delaware corporation (the "Parent Guarantor"), the various financial institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and, individually, a "Lender"), and Bank of America, N.A. (successor to BankAmerica
Business Credit, Inc., a Delaware corporation), as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the
Lenders. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Parent Guarantor, the Lenders and
the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third
Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, the Fourth Amendment to Credit Agreement, dated as of October 17, 1995, the
Fifth Amendment to Credit Agreement, dated as of December 11, 1995, the Sixth
Amendment to Credit Agreement, dated as of October 1, 1996, the Seventh
Amendment to Credit Agreement, dated as of December 17, 1996, the Eighth
Amendment to Credit Agreement, dated as of February 24, 1997, the Ninth
Amendment to Credit Agreement and Acknowledgment, dated as of April 21, 1997, the Tenth Amendment to Credit Agreement and Assignment, dated as of June 25,
1997, the Eleventh Amendment to Credit Agreement and Limited Waivers, dated as of October 20, 1997, the Twelfth Amendment to Credit Agreement, dated as of
January 13, 1998, the Thirteenth Amendment to Credit Agreement, dated as of July
20, 1998, the Fourteenth Amendment to Credit Agreement, dated as of December 11,
1998, the Fifteenth Amendment to Credit Agreement, dated as of February 23,
1999, the Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, the Seventeenth Amendment to Credit Agreement, dated as of September 24, 1999, the Eighteenth Amendment to Credit Agreement, dated as of February 11, 2000, the
Nineteenth Amendment to Credit Agreement and Limited Waiver, dated as of
December 27, 2000, the Twentieth Amendment to Credit Agreement dated as of
January 26, 2001, and the Twenty-First Amendment to Credit Agreement and Consent
dated as of July 18, 2001 (the "Credit Agreement"); and

                  WHEREAS, the parties hereto have agreed to amend the Credit
Agreement as herein provided;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. Amendments to Credit Agreement.

                  1.1 Amendment to Article I: Definitions and Accounting Terms

                  Section 1.1 of the Credit Agreement is hereby amended by
deleting the reference to "November 2, 2001" each time it appears in the definitions of "Revolving Commitment Termination Date" and "Stated Maturity
Date" contained therein and substituting a reference to "December 15, 2001"
therefor.

                  1.2 Amendment to Article V: Letters of Credit

                  Section 5.1 of the Credit Agreement is hereby amended by
deleting the reference to "November 2, 2001" contained in clause (b)(iii)
thereof and substituting a reference to "December 15, 2001" therefor.

                  1.3 Amendments to Article IX: Covenants

                  Section 9.1.13 of the Credit Agreement is hereby amended by deleting the reference to "November 2, 2001" contained therein and substituting a reference to "December 15, 2001" therefor.

                  1.4 Amendment to Signature Pages.

                  The Credit Agreement is hereby amended to delete ABN AMRO Bank
N.V. as a Lender thereunder. The Percentages set forth opposite the Lenders'
names on the signature pages of the Credit Agreement are hereby amended to read as follows:

                  "Bank of America, N.A.                               41.538%
                  Congress Financial Corporation (Western)             27.768%
                  La Salle Bank National Association                    5.666%
                  The CIT Group/Business Credit, Inc.                   7.333%
                  Transamerica Business Capital Corporation             7.362%
                  Heller Financial, Inc.                               10.333%"

                  Section 2. Conditions to Effectiveness

                  This Amendment shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company and each
Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Twenty-Second Amendment Effective
Date"):

                        A. The Agent shall have received for each Lender
counterparts hereof duly executed on behalf of the Parent Guarantor, the
Company, the Agent and the Lenders (or notice of the approval of this Amendment by the Lenders satisfactory to the Agent shall have been received by the Agent).

                        B. The Agent shall have received:

                           (1)  Resolutions of the Board of Directors or of the
                  Executive Committee of the Board of Directors of the Company
                  and the Parent Guarantor approving and authorizing the
                  execution, delivery and performance of this Amendment,
                  certified by their respective corporate secretaries or
                  assistant secretaries as being in full force and effect
                  without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

                           (2)   A signature and incumbency certificate of the
                  officers of the Company and the Parent Guarantor executing this Amendment;

                           (3)   For each Lender, an opinion, addressed to the
                  Agent and each Lender, from Kramer Levin Naftalis &
                  Frankel LLP, in form and substance satisfactory to the Agent;

                           (4)   Such other information, approvals, opinions,
                  documents or instruments as the Agent may reasonably
                  request; and

                           (5)   For the pro rata benefit of the Lenders (whose
                  pro rata shares are shown in Section 1.5 of this Amendment), a fee in the amount of $250,000.

                  Section 3. Company's Representations and Warranties.

                  In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Twenty-Second Amendment Effective Date, after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                        A. Authorization of Agreements. The execution and
delivery of this Amendment by the Company and the Parent Guarantor and the
performance of the Credit Agreement as amended by this Amendment (the "Amended
Agreement") by the Company and the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

                        B. No Conflict.  The execution and delivery by the
Company and the Parent Guarantor of this Amendment and the performance by the
Company and the Parent Guarantor of the Amended Agreement do not:

                           (1)   contravene such Obligor's Organic Documents;

                           (2)   contravene the Senior Indenture, the New Senior
                  Indenture, the Additional New Senior Indenture, or the
                  Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable
                  possibility of having a Materially Adverse Effect or
                  contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its
                  Subsidiaries; or

                           (3)   result in, or require the creation or
                  imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

                         C. Binding Obligation.  This Amendment has been duly
executed and delivered by the Company and the Parent Guarantor and this
Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the
Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                         D. Governmental Approval, Regulation, etc.  No
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent Guarantor.

                         E. Incorporation of Representations and Warranties from
Credit Agreement.  Each of the statements set forth in Section 7.2.1 of the
Credit Agreement is true and correct.

                  Section 4. Acknowledgement and Consent.

                  The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the
Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent
Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent
Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary
Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i)
guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties", and the Company
Collateral Documents, the Parent Collateral Documents, the Subsidiary Guaranty
and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has
reviewed the terms and provisions of the Credit Agreement as amended by this
Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

                  Each Credit Support Party (other than the Company and the
Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support
Party is not required by the terms of the Credit Agreement or any other Loan
Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit
Support Party to any future amendments to the Credit Agreement.

                  Section 5. Miscellaneous.

                        A. Reference to and Effect on the Credit Agreement and
the Other Loan Documents.

                           (1)  On and after the Twenty-Second Amendment
                  Effective Date, each reference in the Credit Agreement to
                  "this Agreement", "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each
                  reference in the other Loan Documents to the "Credit
                  Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a
                  reference to the Amended Agreement.

                           (2)  Except as specifically amended by this
                  Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                        B. Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE
A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW
YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                        C. Headings.  The various headings of this Amendment are
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                        D. Counterparts.  This Amendment may be executed by the
parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                        E. Severability.  Any provision of this Amendment which
is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION              KAISER ALUMINUM & CHEMICAL
                                         CORPORATION

By: /S/ David A. Cheadle                 By: /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

BANK OF AMERICA, N.A. (successor to      BANK OF AMERICA, N.A. (successor to
BankAmerica Business Credit, Inc.),      BankAmerica Business Credit, Inc.)
as Agent

By: /S/ Michael J. Jasaitis              By:  /S/ Michael J. Jasaitis
Name: Michael J. Jasaitis                Name: Michael J. Jasaitis
Its: Vice President                      Its: Vice President

THE CIT GROUP/BUSINESS                   HELLER FINANCIAL, INC.
CREDIT, INC.

By:  /S/ Grant Weiss                     By:  /S/ Richard J. Holston
Name Printed:  Grant Weiss               Name Printed:  Richard J. Holston
Its:  VP                                 Its:  Assistant Vice President

CONGRESS FINANCIAL CORPORATION           TRANSAMERICA BUSINESS CAPITAL
(WESTERN)                                CORPORATION

By:  /S/ Gary D. Cassianni               By:  /S/ Ari Kaplan
Name Printed: Gary D. Cassianni          Name Printed:  Ari Kaplan
Its: Vice President                      Its:  Vice President

LA SALLE BANK NATIONAL ASSOCIATION
(formerly La Salle National Bank)

By: /S/ Bruce Denby
Name Printed:  Bruce Denby
Its:  Sr. Vice President

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION                KAISER ALUMINUM & CHEMICAL
                                         INVESTMENT, INC.

By: /S/ David A. Cheadle                 By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

KAISER ALUMINUM PROPERTIES,              KAISER ALUMINUM TECHNICAL
INC.                                     SERVICES, INC.

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

OXNARD FORGE DIE COMPANY, INC.           KAISER ALUMINIUM
                                         INTERNATIONAL, INC.

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

KAISER ALUMINA AUSTRALIA                 KAISER FINANCE CORPORATION
CORPORATION

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

ALPART JAMAICA INC.                      KAISER JAMAICA CORPORATION

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

KAISER BAUXITE COMPANY                   KAISER EXPORT COMPANY

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

KAISER MICROMILL HOLDINGS, LLC           KAISER SIERRA MICROMILLS, LLC

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed: David A. Cheadle
Its:  Assistant Treasurer                Its: Assistant Treasurer

KAISER TEXAS SIERRA MICROMILLS,          KAISER TEXAS MICROMILL
LLC                                      HOLDINGS, LLC

By:  /S/ David A. Cheadle                By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle          Name Printed:  David A. Cheadle
Its:  Assistant Treasurer                Its:  Assistant Treasurer

KAISER BELLWOOD CORPORATION

By:  /S/ David A. Cheadle
Name Printed:  David A. Cheadle
Its:  Assistant Treasurer